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                                                                   EXHIBIT 23(a)


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 2000 included in North Carolina Natural Gas Corporation's Form 10 for the Registration of Securities and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

July 21, 2000
Raleigh, North Carolina